UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2016

CONATUS PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36003	20-3183915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16745 West Bernardo Drive, Suite 200 San Diego, CA		92127
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 376-2600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 3, 2016, Conatus Pharmaceuticals Inc. (the “Company”) announced that the U.S. Food and Drug Administration (the “FDA”) has granted Fast Track designation to the Company’s emricasan development program for the treatment of liver cirrhosis caused by nonalcoholic steatohepatitis (“NASH”). Based on additional communications with the FDA recommending single-etiology clinical trials, the Company plans to focus on advancing toward initial registration of emricasan for patients with NASH cirrhosis, with parallel development toward registration of emricasan for patients with NASH fibrosis, and supportive clinical trials addressing additional patient populations. The Fast Track program provides for greater access to FDA to facilitate development and expedite review of drugs that have demonstrated the potential to treat serious or life-threatening conditions.

* * *

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward looking statements, including statements regarding: the Company’s focus on initial registration of emricasan for patients with NASH cirrhosis; development toward registration of emricasan for patients with NASH fibrosis; and planned supportive clinical trials addressing additional patient populations. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions, including those risks described in the Company’s periodic reports it files with the Securities and Exchange Commission. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2016	CONATUS PHARMACEUTICALS INC.

	By:	/s/ Charles J. Cashion
	Name:	Charles J. Cashion
	Title:	Senior Vice President, Finance,
Chief Financial Officer and Secretary